UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

INVENSENSE, INC.

(Name of Registrant as Specified In Its Charter)

TDK CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

Filed by TDK Corporation Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: InvenSense, Inc. Commission File No.: 001-35269

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InvenSense Company Meeting

Corporate Profile and Sensor Business Strategy

TDK Corporation

Corporate Strategy HQ

December, 2016

Copyright© 2016 TDK Corporation. All rights reserved.

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Corporate Motto & Corporate Principles

Corporate Motto

»Contribute to culture and industry through creativity«

Corporate Principles

Vision

Always take a new step forward with a vision in mind. Creation and construction are not born without vision.

Courage

Always perform with courage.

Performing power is born by confronting contradiction and overcoming it.

Trust

Always try to build trust.

Trust is born from a spirit of honesty and service.

Copyright© 2016 TDK Corporation. All rights reserved.

Attracting Tomorrow TDK

TDK Corporation – Organization (as of June 29, 2016)


BC = Business Company
BG = Business Group
BD = Business Division
Board of Directors
Chairman
President & CEO
Executive Committee
Business Ethics & CSR Committee
Disclosure Advisory Committee
Compensation Advisory Committee
Nomination Advisory Committee
Enterprise Risk Manage-ment Committee
Crisis Manage-ment Committee
Information Security Committee
Electronic Components Sales & Marketing Group
Application Center
Electronic Components BC
Ceramic Capacitors BG
Magnetics BG
Systems, Acoustics, Waves BG
Piezo & Protection Devices BG
Sensors BG
Aluminum & Film Capacitors BG
Magnetic Heads & Sensors BC
HDD Heads BG
HDD Components BG
Magnetic Sensors BG
Energy Devices BC
Magnet Products BG
Power Systems BG
Flash Memory Applied Devices BD
EMC & RF Engineering BD
Corporate Strategy HQ
Corporate Administration HQ
Quality Assurance Group
Manufacturing HQ
Thin Film Device Center
New Business Promotion Center
Technology HQ
Finance & Accounting Group
Management Review & Support Group
Humidifier Countermeasures HQ
Audit & Supervisory Board
Audit & Supervisory Board Members Office

Copyright© 2016 TDK Corporation. All rights reserved.

3

TDK sales development (FY2012 – FY2016 (Ending March 31, 2016))

Consolidated sales Sales by product groups

19.3%

3.4%

($ bn) $8.0bn $8.4bn $9.8bn $10.8bn $11.5bn Film Application

Others Products

1,200 $ 0.39 bn

$ 2.22 bn 1,000

800

FY2016 600 (Ending on Mar.

31,2016)

400

200

27 M

2012 2013 2014 2015 2016

Ap Components

$ 3.15 bn $ 5.76 bn

Copyright© 2016 TDK Corporation. All rights reserved. 4

TDK – Well positioned in industries and regions

(FY2016, ending March 31, 2016)

Sales by industries ($ bn) Sales by regions ($ bn)

$11.5bn $11.5bn

4.57 2.16

Asia 70.6% $ 8.14 Industrial 17.0% $ 1.96 Europe 12.6% $ 1.45 Automotive 16.6% $ 1.92 Americas 8.9% $ 1.02 Others 7.9% $ 0.91 Japan 7.9% $ 0.91

(1) ICT = Information and Communication Technology. 5

Copyright© 2016 TDK Corporation. All rights reserved.

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US: 3,198 employees

EU: 7,763 employees

Asia: 71,769 employees

Japan: 8,920 employees

(3%)(2)

(8%)(2)

(78%)(2)

(10%)(2)

(1)

As of March 2016, all employees. (2) % of all employees.

Copyright© 2016 TDK Corporation. All rights reserved.

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Strengthening of worldwide R&D centers

USA (San Jose)

Motor for cutting edge technologies and devices in ICT field

Europe (Munich, Deutschlandsberg)

Promote collaborations and developments in Automotive/Industry field

China (Shenzhen, Taiwan, Xiamen)

Regional application developments

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Copyright© 2016 TDK Corporation. All rights reserved.

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Corporate Officers

In Japan

S. Ishiguro

H. Uemura

A. Kobayashi

10%

(President & CEO)

(Senior Executive VP)

(Executive VP)

Joined by

TDK

Outside

S. Osaka (Senior VP)

N. Saito (Senior VP)

J. Zichlarz (E)

Acquisition

31%

of

(Senior VP)

69%

T. Momozuka

M. Nagata

Japan

J. Thiele (E)

K. Imamoto

S. Sueki

21%

C. Block (E)

N. Hess (E)

M. Pocsatko (E)

H. Tian (S)

T. Yamanishi

A. Ong (M)

Total HC: up to 92,000 (as of March 31, 2016)

Copyright© 2016 TDK Corporation. All rights reserved.

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Excellence in core competence

Our technological expertise and creativity enable us to sustain our activities in a wide range of demanding product fields

Ceramic Capacitors

Magnetics

RF Devices

Piezo & Protection

Devices

Sensors

Aluminum Electrolytic

Capacitors

Film Capacitors

Power Supplies

Copyright© 2016 TDK Corporation. All rights reserved.

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We offer a broad product portfolio

Passive Components Magnetic Application Products

Recording Power Supplies Magnets Inductive Devices RF Devices Devices

Film Application Products

Ceramic Aluminum Electrolytic and

Energy Devices Applied Films Capacitors Film Capacitors

Others

Radio Wave

Piezo and Flash Memory Manufacturing Sensors Anechoic Protection Devices Applied Devices Equipment Chambers

Copyright© 2016 TDK Corporation. All rights reserved. 10

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Sensor Business Strategy

Copyright© 2016 TDK Corporation. All rights reserved.

Attracting Tomorrow TDK

IoT - Smart Infrastructure

Required function:
- Electric Wave Conversion
- Signal Numerical Conversion
- Sensing Signal Conversion
- Energy Electricity Conversion


Smart Car
ICT
Internet of Things
Smart Energy


Mobile
Data Traffic
ASIMO
AIBO
Pepper
*Shoulder phone
Smartphone
Car phone
Cellular
Computer
PC
iPhone
Linux
Android
UNIX
DOS
Win95
Cloud computing
X86 16bit microcomputer
Transistor
4bit microcomputer
MIPS (RISC)
IC Integ. circuit
X80 8bit microcomputer
1940
1950
1960
1970
1980
1990
2000
2010
2020


Smart building
Smart factory
Smart society
Smart car
Smart home
Smart grid

Copyright© 2016 TDK Corporation. All rights reserved.

12

TDK Growth Strategy:

Strategic Growth Products for the fields of IoT

Strengthen the sensors that are strategic growth products in IoT through the acquisition Further expand the business opportunity and establish a firm position in the fields of IoT

Priority Areas

Strategic growth products

(IoT) Automotive

1. Sensors 2. Energy units 3. Next-generation Actuators electronic components

Things ICT(1) of

Magnetic DC-DC converters

Thin film components Temperature Batteries Compound-Pressure On-board chargers Wireless Power Transfer components

Industry Other sensors

Internet Inverters SESUB

/Energy OIS

(1) Information and Communication Technology.

Copyright© 2016 TDK Corporation. All rights reserved. 13

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InvenSense Inertial Sensors Fill a Gap in TDK’s Product Offering

Inertial sensors have the largest segment size in the non-optical sensor segment

Inertial sensors have a wide range of application and customers, essential technology for building the whole sensor strategy for TDK

Promote development and sales of new products by combining and accelerating development of the sensor technologies of both companies

Global non-optical sensor segment forecast (by sensor type)

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Expansion Strategy for Sensor Business at TDK

Offer a fuller range of sensor products and technology through acquisitions of Micronas, Tronics and InvenSense in addition to magnetic, pressure, and temperature sensors at TDK

(1) Utilization of TDK customer base and cooperation with Qualcomm, (2) creation of new added value (development of sensor fusion and sensor solution that combine multiple sensors) will expand TDK’s sensor business

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Angle / Current / Gear tooth / Position

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(TDK estimates) ICT(1) (1) Information and Communication Technology.

Copyright© 2016 TDK Corporation. All rights reserved. 15

Attracting Tomorrow TDK

Effects of M&A (Sensor Solution Capability)

» InvenSense & TDK will together create comprehensive sensor platform with broader core competencies.


Stand-alone Basis
InvenSense
Global Sales Network ICT
Application Engineering / Sales Engineering
Software/Algorithm
Packaging/Assembly
MEMS Process
ASIC/ASSP
Magnetic
Non-Magnetic (Inertial, Pressure, Ultrasonic, etc)
Material
TDK
Global Sales Network ICT/Auto/Industrial
Application Engineering / Sales Engineering
Software/Algorithm
Packaging/Assembly
MEMS Process
ASIC/ASSP
Magnetic (TMR, GMR, Hall)
Non-Magnetic (Temperature, Pressure, Microphone)
Material
More complete Sensor Solution Capability
Global Sales Network
Application Engineering / Sales Engineering
Software/Algorithm
Packaging/Assembly
TDK's globally integrated facilities
MEMS Process
InvenSense's expertise
ASIC/ASSP
InvenSense's expertise
Multi Function Sensor
Complete sensor line-up
Material
Solution
Module
Element
Material

Copyright© 2016 TDK Corporation. All rights reserved.

16

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Synergy Creation by Collaboration

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Share-up to Qualcomm Reference

Enhancement of IMU sensor solution by TMR sensor (6D?9D)

Business expansion to automotive market

Technology to be supplemented

Material

Packaging

Gas Sensor

SESUB

MEMS

(Foundry)

Copyright© 2016 TDK Corporation. All rights reserved.

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Enhancement of synergy by Qualcomm Project

Promotion of TMR sensor to ICT market

Business expansion to ICT market

Technology to be supplemented

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Synergies in ICT/IoT

Opportunity to further strengthen InvenSense’s presence in ICT and IoT by utilizing the cooperation between TDK and Qualcomm around RF360

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RF360 Holdings

?

Wireless Communication

Singapore Pte. Ltd.

?

SAW

?

BAW

(Newly established JV)(1)

?

High frequency filter module

+

etc.

Technical Cooperation

Passive components, Batteries, Wireless power transfers, Sensors, MEMS etc.

Strengthen the presence in ICT/IoT sector further

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Mobile

Drones

Virtual /

Wearables

Home Automation

Automotive

Industrial Robotics /

Augmented Realty

EV / Self-Driving Vehicles

Artificial Intelligence

(1) Joint venture to enable delivery of RF front-end (RFFE) modules and RF filters into fully integrated systems for mobile devices and fast-

Copyright© 2016 TDK Corporation. All rights reserved.

growing business segments, such as Internet of Things (IoT), drones, robotics, automotive applications and more, under the name RF360

Holdings Singapore PTE. Ltd.

Synergies

in Automotive

Accelerate the growth in the automotive sector for InvenSense products including inertial sensors through utilization of TDK customer base for OEM/Tier 1 and know-how

Inertial, Microphone,

Fingerprint, etc.

Accelerates expansion in sensor business for automotive industry

Copyright© 2016 TDK Corporation. All rights reserved.

for V2V

Image Stabilization

Theft

Detection Location

Motion Detection

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Synergy in Sensor Fusion / Solution

Sensor fusion combines multiple sensors, information processing capabilities through software algorithms, resulting in creation of new sensor solutions

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Corporate Motto

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Sensing Everything

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Contribute to culture and industry

through creativity

Key Points on the Transaction

Integration of InvenSense’s SoC platform technology and

TDK’s sensor technology

Provide products with high value software and services in the field of IoT

Create next generation sensor products in key markets as world’s most innovative company

We are excited to realize Sensor World

together with InvenSense

Copyright© 2016 TDK Corporation. All rights reserved.

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Additional Information and Where to Find It

In connection with the proposed transaction, TDK and InvenSense intend to file relevant materials with the United States Securities and Exchange Commission (the _“SEC_”).

InvenSense will also file with the SEC a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, InvenSense will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the InvenSense special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF INVENSENSE ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TDK OR INVENSENSE FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT TDK, INVENSENSE AND THE PROPOSED TRANSACTION. The proxy statement and other documents filed by InvenSense with the SEC may be obtained free of charge at InvenSense’s website at www.invensense.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from InvenSense by requesting them by mail at InvenSense, Inc., 1745 Technology Drive Suite 200, San Jose, California 95110, Attention: Investor Relations, or by telephone at (408) 501-2200. The documents filed by TDK with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from TDK by requesting them by mail at Shibaura Renasite Tower, 3-9-1 Shibaura, Minato-ku, Tokyo 108-0023, Japan, Attention: Investor Relations.

This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. TDK, InvenSense, and certain of their directors, officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of InvenSense in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of InvenSense’s stockholders in connection with the proposed transaction, and any direct or indirect interests, by security holdings or otherwise, they have in the proposed transaction, will be set forth in InvenSense’s definitive proxy statement when it is filed with the SEC. Information regarding InvenSense’s directors and executive officers and their ownership of InvenSense’s securities is set forth in the definitive proxy statement for InvenSense’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2016, and its Annual Report on Form 10-K for the fiscal year ended April 3, 2016, which was filed with the SEC on May 25, 2016. These documents may be obtained free of charge at the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements that address a variety of subjects including, for example, the expected timetable for closing of the transaction between TDK and InvenSense, the expected benefits and synergies of the transaction, TDK’s and InvenSense’s plans, objectives and expectations and TDK’s expected product offerings, product development, marketing position and technical advances resulting from the transaction. Statements that are not historical facts, including statements about beliefs, plans and expectations, are forward-looking statements. Such statements are based on current expectations and are subject to a number of factors and uncertainties, are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of TDK’s senior management about future events with respect to InvenSense’s business and its industry in general. Statements that include words such as _“anticipates,_” _“expects,_” _“intends,_” _“plans,_” _“predicts,_” _“believes,_” _“seeks,_” _“estimates,_” _“may,_” _“will,_” _“should,_” _“would,_” _“potential,_” _“continue,_” _“goals,_” _“targets_” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results could differ materially from those projected or forecast in the forward-looking statements. The following important factors and uncertainties, among others, that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the parties’ ability to satisfy the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals, including the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to the termination of the merger agreement; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings that may be instituted against TDK or InvenSense and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement or pendency of the proposed transaction; the risk that expected benefits, synergies and growth prospects of the transaction may not be achieved in a timely manner, or at all; the risk that InvenSense’sbusiness may not be successfully integrated with TDK’s following the closing; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; and the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the proxy statement when it becomes available and InvenSense’s filings with the SEC, including the risk factors contained in InvenSense’s most recent Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. TDK and

InvenSense assume no obligation to update the information in this communication, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Copyright© 2016 TDK Corporation. All rights reserved.

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Copyright© 2016 TDK Corporation. All rights reserved.